Exhibit 99.1

Wendy’s® Announces Plans to Launch Breakfast Across the U.S. System in 2020

Daypart Expansion Includes Recruitment of Approximately 20,000 New U.S. Employees

September 9, 2019 (DUBLIN, Ohio) – The Wendy’s Company announced today that it plans to launch its breakfast menu, currently available in more than 300 restaurants, across the U.S. system in 2020. The menu features signature items that takes the best of Wendy’s, from Applewood smoked bacon to the Frosty®, and creatively delivers them to fans for breakfast. Signature items include the Breakfast Baconator®, Frosty-ccino, and Honey Butter Chicken Biscuit.

“Launching breakfast in our U.S. restaurants nationwide provides incredible growth opportunities,” said Todd Penegor, President and CEO of The Wendy’s Company. “We are well-positioned to pursue it. We believe we have the right team and structure in place, and we put Wendy’s fan favorites on our breakfast menu to set us apart from the competition.”

Wendy’s is Fast Food Done Right: your go-to for real, fresh, craveable food that doesn’t cost a fortune and the new breakfast menu attests to that. To support its expansion into breakfast, the Company and its franchisees plan to hire approximately 20,000 crew members across the country. Individuals interested in providing high-quality experiences that match the high-quality Wendy’s food, should visit careers.wendys.com or a local Wendy’s.

Company Updates 2019 Outlook and Will Provide Updated Long-Term Guidance at Investor Day As a result of its intention to enter the breakfast daypart across the U.S. system in 2020, the Company is updating its 2019 outlook as it expects to make one-time upfront investments during 2019 of approximately $20 million to support the U.S. system in preparation of its national launch. All other elements of the Company’s 2019 outlook remain unchanged. In addition, the Company is removing its 2020 goals as it intends to update these goals and provide additional long-term guidance at its Investor Day on October 11, 2019, including additional details regarding the expected financial impact of entering the breakfast daypart.

During 2019, as a Result of the ~$20 Million Breakfast Investments, the Company Now Expects:

•	Adjusted EBITDA approximately flat to down 2.0 percent.

•	Adjusted earnings per share down approximately 3.5 to 6.5 percent.

•	Cash flows from operations of approximately $290 to $305 million.

•	Free cash flow of approximately $215 to $225 million, down approximately 2.5 to 7.0 percent.

During 2019, the Company Continues to Expect:

•	Global systemwide sales growth of approximately 3.0 to 4.0 percent.

•	General and administrative expense of approximately $195 million.

•	Adjusted tax rate of approximately 22 to 23 percent.

•	Capital expenditures of approximately $75 to $80 million.

This release includes forward-looking guidance for certain non-GAAP financial measures, including systemwide sales, adjusted EBITDA, adjusted earnings per share, adjusted tax rate and free cash flow. The Company excludes certain expenses and benefits from adjusted EBITDA, adjusted earnings per share, free cash flow and adjusted tax rate, such as advertising funds revenues and expenses, impairment of long-lived assets, reorganization and realignment costs, system optimization (gains) losses, net, loss on early extinguishment of debt, timing and resolution of certain tax matters and the impact of the proposed settlement of the Financial Institutions case. Due to the uncertainty and variability of the nature and amount of those expenses and benefits, the Company is unable without unreasonable effort to provide projections of net income, earnings per share or reported tax rate or a reconciliation of those projected measures.

Forward-Looking Statements

This release contains certain statements that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of The Wendy’s Company and its subsidiaries (collectively, the “Company”). Those statements, as well as statements preceded by, followed by, or that include the words “may,” “believes,” “plans,” “expects,” “anticipates,” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements that address future operating, financial or business performance; strategies, initiatives or expectations; future synergies, efficiencies or overhead savings; anticipated costs or charges; future capitalization; and anticipated financial impacts of recent or pending transactions are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. The Company’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed in or implied by the forward-looking statements. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.

Many important factors could affect the Company’s future results and could cause those results to differ materially from those expressed in or implied by the forward-looking statements contained herein. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond the Company’s control, include, but are not limited to, the following: (1) competition, including pricing pressures, couponing, aggressive marketing and the potential impact of competitors’ new unit openings on sales of Wendy’s restaurants; (2) consumers’ perceptions of the relative quality, variety, affordability and value of the food products the Company offers, and changes in consumer tastes and preferences; (3) food safety events, including instances of food-borne illness (such as salmonella or E. coli) involving Wendy’s or its supply chain; (4) consumer concerns over nutritional aspects of beef, chicken, french fries or other products the Company sells, the ingredients in the Company’s products and/or the cooking processes used in the Company’s restaurants; (5) conditions beyond the Company’s control, such as weather, natural disasters, disease outbreaks, epidemics or pandemics impacting the Company’s customers or food supplies, or acts of war or terrorism; (6) the effects of negative publicity that can occur from increased use of social media; (7) success of operating and marketing initiatives, including advertising and promotional efforts and new product and concept development by the Company and its competitors; (8) prevailing economic, market and business conditions affecting the Company including competition from other food service providers, unemployment and decreased consumer spending levels, particularly in geographic regions that contain a high concentration of Wendy’s restaurants; (9) changes in the quick-service restaurant industry, spending patterns and demographic trends, such as consumer trends toward value-oriented products and promotions or toward consuming fewer meals away from home; (10) certain factors affecting the Company’s franchisees, including the business and financial viability of franchisees, the timely payment of franchisees’ obligations due to the Company or to national or local advertising organizations, and the ability of franchisees to open new restaurants and reimage existing restaurants in accordance with their development and franchise commitments, including their ability to finance restaurant development and reimages; (11) increased labor costs due to competition or increased minimum wage or employee benefit costs; (12) changes in commodity costs (including beef, chicken, pork, cheese and grains), labor, supplies, fuel, utilities, distribution and other operating costs; (13) the availability of suitable locations and terms for restaurant development by the Company and its franchisees; (14) development costs, including real estate and construction costs; (15) delays in opening new restaurants or completing reimages of existing restaurants, including risks associated with the Company’s Image Activation program; (16) the ability to effectively manage the acquisition and disposition of restaurants or successfully implement other strategic initiatives; (17) anticipated or unanticipated restaurant closures by the Company and its franchisees; (18) the Company’s ability to identify, attract and retain franchisees with sufficient experience and financial resources to develop and operate Wendy’s restaurants successfully; (19) availability of qualified restaurant personnel to the Company and its franchisees, and the ability to retain such personnel; (20) the Company’s ability, if necessary, to secure alternative distribution of supplies of food, equipment and other products to Wendy’s restaurants at competitive rates and in adequate amounts, and the potential financial impact of any interruptions in such distribution; (21) availability and cost of insurance; (22) availability, terms (including changes in interest rates) and deployment of capital, and changes in debt, equity and securities markets; (23) changes in, and the Company’s ability to comply with, legal, regulatory or similar requirements, including franchising laws, payment card industry rules, overtime rules, minimum wage rates, wage and hour laws, tax legislation, federal ethanol policy and accounting standards, policies and practices; (24) the costs, uncertainties and other effects of legal, environmental and administrative proceedings; (25) the effects of charges for impairment of goodwill or for the impairment of other long-lived assets; (26) risks associated with failures, interruptions or security breaches of the Company’s computer systems or technology, or the occurrence of cyber incidents or a deficiency in cybersecurity that impacts the Company or its franchisees, including the cybersecurity incident described in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2019 (the “Form 10-K”); (27) the difficulty in predicting the ultimate costs that will be incurred in connection with the Company’s plan to reduce general and administrative expense, and the future impact on its earnings; (28) risks associated with the Company’s securitized financing facility and other debt agreements, including the ability to generate sufficient cash flow to meet increased debt service obligations, compliance with operational and financial covenants, and restrictions on the Company’s ability to raise additional capital; (29) risks associated with the amount and timing of share repurchases under share repurchase programs approved by the Company’s Board of Directors; (30) risks associated with the proposed settlement of the Financial Institutions case described in the Form 10-K, including the timing and amount of payments; (31) risks associated with the Company’s digital commerce strategy, platforms and technologies, including the Company’s ability to adapt to changes in industry trends and consumer preferences; (32) risks associated with the Company’s evolving organizational and leadership structure; (33) risks associated with the Company’s plans to enter the breakfast daypart across the U.S. system; and (34) other factors cited in the Company’s releases, public statements and/or filings with the Securities and Exchange Commission, including those identified in the “Risk Factors” sections of the Company’s Forms 10-K and 10-Q.

The Company’s franchisees are independent third parties that the Company does not control. Numerous factors beyond the control of the Company and its franchisees may affect new restaurant openings. Accordingly, there can be no assurance that commitments under development agreements with franchisees will result in new restaurant openings. In addition, numerous factors beyond the control of the Company and its franchisees may affect franchisees’ ability to reimage existing restaurants in accordance with the Company’s expectations.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect the Company.

The Company undertakes no duty or obligation to publicly update or revise any forward-looking statements after the date of this release as a result of new information, future events or developments, except as required by federal securities laws, although the Company may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

Disclosure Regarding Non-GAAP Financial Measures

In addition to the financial measures presented in this release in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has included certain non-GAAP financial measures in this release, including adjusted EBITDA, adjusted earnings per share, adjusted tax rate, free cash flow and systemwide sales. Adjusted EBITDA, adjusted earnings per share and adjusted tax rate exclude certain expenses and benefits. The Company uses these non-GAAP financial measures as internal measures of business operating performance and as performance measures for benchmarking against the Company’s peers and competitors. Adjusted EBITDA, adjusted earnings per share and systemwide sales are also used by the Company in establishing performance goals for purposes of executive compensation.

The Company believes its presentation of adjusted EBITDA, adjusted earnings per share, adjusted tax rate and systemwide sales provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance. The Company believes these non-GAAP financial measures are important supplemental measures of operating performance because they eliminate items that vary from period to period without correlation to our core operating performance and highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. Due to the nature and/or size of the items being excluded, such items do not reflect future gains, losses, expenses or benefits and are not indicative of our future operating performance. The Company believes investors, analysts and other interested parties use adjusted EBITDA, adjusted earnings per share, adjusted tax rate and systemwide sales in evaluating issuers, and the presentation of these measures facilitates a comparative assessment of the Company’s operating performance in addition to the Company’s performance based on GAAP results.

This release also includes disclosure and guidance regarding the Company’s free cash flow. Free cash flow is a non-GAAP financial measure that is used by the Company as an internal measure of liquidity. As a result of the adoption of the new revenue recognition accounting standard in the first quarter of 2018, the Company now defines free cash flow as cash flows from operations minus (i) capital expenditures and (ii) the net change in the restricted operating assets and liabilities of the advertising funds and any excess/deficit of advertising funds revenue over advertising funds expense included in net income, as reported under GAAP. The impact of our advertising funds is excluded because the funds are used solely for advertising and are not available for the Company’s working capital needs. The Company believes free cash flow is an important liquidity measure for investors and other interested persons because it communicates how much cash flow is available for working capital needs or to be used for repurchasing shares, paying dividends, repaying or refinancing debt, financing possible acquisitions or investments or other uses of cash. Free cash flow is also used by the Company in establishing performance goals for purposes of executive compensation.

Adjusted EBITDA, adjusted earnings per share, adjusted tax rate, free cash flow and systemwide sales are not recognized terms under GAAP, and the Company’s presentation of these non-GAAP financial measures does not replace the presentation of the Company’s financial results in accordance with GAAP. Because all companies do not calculate adjusted EBITDA, adjusted earnings per share, adjusted tax rate, free cash flow and systemwide sales (and similarly titled financial measures) in the same way, those measures as used by other companies may not be consistent with the way the Company calculates such measures. The non-GAAP financial measures included in this release should not be construed as substitutes for or better indicators of the Company’s performance than the most directly comparable GAAP financial measures.

Key Business Measures

The Company tracks its results of operations and manages its business using certain key business measures, including same-restaurant sales and systemwide sales, which are measures commonly used in the quick-service restaurant industry that are important to understanding Company performance.

Same-restaurant sales and systemwide sales each include sales by both Company-operated and franchise restaurants. The Company reports same-restaurant sales for new restaurants after they have been open for 15 continuous months and for reimaged restaurants as soon as they reopen.

Franchise restaurant sales are reported by our franchisees and represent their revenues from sales at franchised Wendy’s restaurants. Sales by franchise restaurants are not recorded as Company revenues and are not included in the Company’s consolidated financial statements. However, the Company’s royalty revenues are computed as percentages of sales made by Wendy’s franchisees and, as a result, sales by franchisees have a direct effect on the Company’s royalty revenues and profitability.

Same-restaurant sales and systemwide sales exclude sales from Venezuela and, beginning in the third quarter of 2018, Argentina due to the highly inflationary economies of those countries.

The Company calculates same-restaurant sales and systemwide sales growth on a constant currency basis. Constant currency results exclude the impact of foreign currency translation and are derived by translating current year results at prior year average exchange rates. The Company believes excluding the impact of foreign currency translation provides better year over year comparability.

About Wendy’s

Wendy’s® was founded in 1969 by Dave Thomas in Columbus, Ohio. Dave built his business on the premise, “Quality is our Recipe®,” which remains the guidepost of the Wendy’s system. Wendy’s is best known for its made-to-order square hamburgers, using fresh, never frozen beef*, freshly-prepared salads with hand-chopped lettuce, and other signature items like chili, baked potatoes and the Frosty® dessert. The Wendy’s Company (Nasdaq: WEN) is committed to doing the right thing and making a positive difference in the lives of others. This is most visible through the Company’s support of the Dave Thomas Foundation for Adoption® and its signature Wendy’s Wonderful Kids® program, which seeks to find every child in the North American foster care system a loving, forever home. Today, Wendy’s and its franchisees employ hundreds of thousands of people across more than 6,700 restaurants worldwide with a vision of becoming the world’s most thriving and beloved restaurant brand. For details on franchising, connect with us at www.wendys.com/franchising. Visit www.wendys.com and www.squaredealblog.com for more information and connect with us on Twitter and Instagram using @wendys, and on Facebook at www.facebook.com/wendys.

Contacts:

Investor Contact:

Greg Lemenchick, 614-766-3977; Greg.Lemenchick@wendys.com

Media Contact:

Frank Vamos, 614-764-8477; mediarelations@wendys.com

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